Auracall Limited

FINANCIAL STATEMENTS
As of December 31, 2006

Auracall Limited
FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors of
Auracall Limited

We have audited the accompanying balance sheet of Auracall Limited ("the Company") as of December 31, 2006 and the related statement of income, changes in shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards Generally Accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and the result of the operations and the cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

BKR Yarel + Partners C.P.A (Isr.)
Tel-Aviv, Israel October 7, 2007	An Independent Member of BKR International

Auracall Limited
Balance Sheet

GBP

ASSETS	As of December 31, 2006
Current assets
Cash and cash equivalents	406,963
Accounts receivable	341,485
Other receivables	7,923

Total current assets	756,371

Property and equipment, net	15,349

771,720

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Short-term bank credits	2,903
Accounts payables	199,273
Other liabilities	265,366

Total current liabilities	467,542

Shareholders' equity
Share capital (ordinary shares of £1 par value. Authorized issued and
outstanding - £1,462)	1,462
Retained earnings	302,716

Total shareholders' equity	304,178

771,720

The accompanying notes are an integral part of these financial statements.

Auracall Limited
Statement of Operations

GBP

For the year Ended December 31, 2006

Revenues	2,411,508

Operating expenses:
Marketing and selling expenses	1,827,811
General and administrative expenses	475,328
2,303,139

Operating income	108,369
Financial income, net	7,896

Income before taxes	116,265
Taxes income	(21,122)

Net income	95,143

The accompanying notes are an integral part of these financial statements.

Auracall Limited
Statement of Changes in Shareholders' Equity

GBP

	Ordinary shares		Retained
	Shares	Amount	earnings	Total

Balance at January 1, 2006	1,000	1,000	207,573	208,573

Changes in 2006:
Shares issued	462	462	-	462
Net income	-	-	95,143	95,143

Balance at December 31, 2006	1,462	1,462	302,716	304,178

The accompanying notes are an integral part of these financial statements.

Auracall Limited
Statement of Cash Flows

GBP

For the year Ended December 31, 2006

Cash flows from operating activities
Net income	95,143
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,116
Change in assets and liabilities:
Decrease in accounts receivables	119,297
Decrease in other receivables	17,436
Increase in trade payables	74,518
Increase in other liabilities	145,373
Changes in related party	(186,489)
Total adjustments	175,251

Net cash provided by operating activities	270,394

Cash flows from investing activities
Purchase of property and equipment	(16,919)
Net cash (used in) investing activities	(16,919)

Cash flows from financing activities
Share capital issue	462
Repayment of short term bank credits	(7,719)
Net cash (used in) financing activities	(7,257)

Increase in cash and cash equivalents	246,218
Cash and cash equivalents at beginning of the year	160,745
Cash and cash equivalents at end of the year	406,963

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	-
Income tax	35,553

The accompanying notes are an integral part of these financial statements.

Auracall Limited
Notes to Financial Statements
As of December 31, 2006
GBP

NOTE 1-	General
Auracall Limited (“the Company") a British company, was incorporated and commenced operational activity on October 2001. The Company is engaged in the provision of low cost call services.

NOTE 2-	Summary of Significant Accounting Policies
The significant accounting policies followed in the preparation of the financial statements are as follows:

	a.	Financial Statements in GBP

The currency of the primary economic environment in which the operations of the Company are conducted is the Great Britain Pound (“GBP”). Therefore, the Company uses the GBP as its functional and reporting currency.

	b.	Use of estimates in preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts as assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet date, as well as the revenues and expenses reported during the period. Actual results could differ from these estimates.

	c.	Cash and cash equivalents

Cash and cash equivalents consist of cash and demand deposits in banks, and other short-term, highly liquid investments (primarily interest-bearing time deposits) with original maturities of less than three months.

	d.	Property and equipment
Property and equipment are presented at cost, less accumulated depreciation. Depreciation is calculated based on the straight-line method over the estimated useful lives of the assets, as follows:

%
		Computers and software	25
		Office equipment	25

Management reviews property and equipment on a periodic basis to determine whether events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable.

Auracall Limited
Notes to Financial Statements
As of December 31, 2006
GBP

NOTE 2-		Summary of Significant Accounting Policies (continued)

	e.	Impairment of Long-Lived Assets:

The Company's long-lived assets are reviewed for impairment in accordance with SFAS No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets" whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.
Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets.
If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value.

	f.	Fair value of financial instruments

The company's financial instruments are principally non-derivative assets and non-derivative liabilities, such as cash and cash equivalents, deposits in banks, other current assets, accounts payable and other current liabilities.
Because of the nature of these financial instruments, fair value generally equals or approximates the amounts presented in these financial statements.

	g.	Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes". This statement prescribes the use of the liability method whereby, deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

Auracall Limited
Notes to Financial Statements
As of December 31, 2006
GBP

NOTE 2-		Summary of Significant Accounting Policies (continued)

	h.	Recent Pronouncements

In June 2007, the Financial Accounting Standards Board (“FASB”) reached a final consensus on Emerging Issues Task Force (“EITF”) Issue No. 07-3, "Accounting for Nonrefundable Advance Payments for Goods or Services Received for Use in Future Research and Development Activities" (“EITF 07-3”). EITF Issue No. 07-3, which is effective for the Company in fiscal years beginning July 1, 2008, concludes that nonrefundable advance payments for goods or services that will be used or rendered for future research and development activities should be deferred and capitalized and that such amounts should be recognized as an expense as the related goods are delivered or the related services are performed. The adoption of EITF 07-3 is not expected to have a material effect on the Company's consolidated financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS No. 159”), which is effective for the Company in fiscal years beginning July 1, 2008. This statement permits an entity to choose to measure many financial instruments and certain other items at fair value at specified election dates. Subsequent unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings. We are currently evaluating the impact of adoption of fair value accounting.

In September 2006, the FASB issued SFAS No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 is a pervasive pronouncement that defines how the fair value of assets and liabilities should be measured in more than 40 other accounting standards where such measurements are allowed or required. In addition to defining fair value, the statement establishes a framework within GAAP for measuring fair value and expands required disclosures surrounding fair value measurements. While it will change the way companies currently measure fair value, it does not establish any new instances where fair-value measurement is required. SFAS No. 157 defines fair value as an amount that a company would receive if it sold an asset or paid to transfer a liability in a normal transaction between market participants in the same market where the company does business. The provisions of SFAS No. 157 are effective for the Company for fiscal years beginning July 1, 2008. We are currently evaluating the impact of adopting SFAS No. 157.

Auracall Limited
Notes to Financial Statements
As of December 31, 2006
GBP

NOTE 2-		Summary of Significant Accounting Policies (continued)

	h.	Recent Pronouncements (continued)

 In September 2006, the SEC staff issued Staff Accounting Bulletin (“SAB”) No. 108 (“SAB 108”), “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB 108 was issued in order to eliminate the diversity of practice surrounding how public companies quantify financial statement misstatements. SAB 108 establishes a "dual approach" that requires quantification of financial statement errors based on the effects of the error on each of the Company's financial statements and the related financial statement disclosures. SAB 108 is effective for the Company in fiscal years beginning July 1, 2007. The Company currently believes the adoption of SAB 108 will not have a material impact on its financial position, results of operations and cash flows.

In June 2006, the FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”— an interpretation of SFAS No. 109. FIN 48 will require the Company to recognize the financial statement effects of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. As used in this Interpretation, the term more likely than not means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals or litigation processes, if any. The determination of whether or not a tax position has met the more-likely-than-not recognition threshold is to be determined based on the facts, circumstances, and information available at the reporting date. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for the Company in fiscal years beginning July 1, 2007. Any differences between the amounts recognized in the statements of financial position prior to the adoption of FIN 48 and the amounts reported after adoption will be accounted for as a cumulative-effect adjustment recorded to the beginning balance of retained earnings. In addition, the adoption of FIN 48 will result in the reclassification of certain unrecognized tax benefits from current to non-current liabilities in the Company’s statement of financial position. The Company has completed its initial evaluation of the impact of the July 1, 2007 adoption of FIN 48 and determined that such adoption is not expected to have a material effect on the Company's consolidated financial position, results of operations or cash flows.

Auracall Limited
Notes to Financial Statements
As of December 31, 2006
GBP

		As of December 31, 2006
NOTE 3-	Accounts Receivables
	Trade receivables	258,687
	Related party	82,798
		341,485

NOTE 4-	Other liabilities
	Corporate tax	21,169
	Other taxes and social security costs	74,112
	Shareholders loan	74,000
	Employees and directors	93,606
	Other accrued expenses	2,479
		265,366

NOTE 5-

		For the year Ended December 31, 2006
a.	Marketing and selling expenses
	Salaries and employee benefits	202,877
	Advertising & marketing	254,035
	Sales commissions	1,370,899
		1,827,811
b.	General and administrative expenses
	Management fees	345,500
	Software development expenses	43,430
	Rent & maintenance	18,358
	Traveling	9,656
	Professional fees	29,397
	Office expenses	23,871
	Depreciation	5,116
		475,328
c.	Financial income, net
	Bank charges	3,000
	Financial income	10,896
		7,896

Auracall Limited

FINANCIAL STATEMENTS
As of June 30, 2007

Auracall Limited

FINANCIAL STATEMENTS

Auracall Limited

CONDENSED BALANCE SHEET
(Unaudited)

GBP
As of June 30, 2007
ASSETS

Current assets
Cash and cash equivalents	542,749
Accounts receivable	330,682

Total current assets	873,431

Property and equipment, net	14,751

888,182

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payables	333,712
Other liabilities	110,892

Total current liabilities	444,604

Shareholders' equity
Share capital (ordinary shares of £1 par value. Authorized issued and
outstanding - £1,462)	1,462
Retained earnings	442,116

Total shareholders' equity	443,578

888,182

The accompanying notes are an integral part of these condensed financial statements.

Auracall Limited

CONDENSED STATEMENT OF OPERATIONS
(Unaudited)

GBP

For the six months Ended June 30, 2007

Revenues	2.732,082
Cost of revenues	(1,294,279)
1,437,803

Operating expenses:
Marketing and selling expenses	1,068,511
General and administrative expenses	207,252
1,275,763

Operating income	162,040
Financial income, net	10,059

Income before taxes	172,099
Taxes on income	32,699

Net income	139,400

The accompanying notes are an integral part of these condensed financial statements.

Auracall Limited

CONDENSED STATEMENT OF SHAREHOLDERS' EQUITY
(Unaudited)

GBP

	Ordinary shares		Retained
	Shares	Amount	earnings	Total

Balance at January 1, 2007	1,462	1,462	302,716	304,178

Changes in 2007:
Net income	-	-	139,400	139,400

Balance at June 30, 2007	1,462	1,462	442,116	443,578

Auracall Limited

CONDENSED STATEMENT OF CASH FLOWS

(Unaudited)

GBP

For the six months Ended June 30, 2007

Cash flows from operating activities
Net income	139,400
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,116
Change in assets and liabilities:
(Increase) in accounts receivables	(71,995)
Decrease in other receivables	7,923
Increase in trade payables	50,364
(Decrease) in other liabilities	(154,474)
Changes in related party	166,873
Total adjustments	807

Net cash provided by operating activities	140,207

Cash flows from investing activities
Purchase of property and equipment	(1,518)
Net cash (used in) investing activities	(1,518)

Cash flows from financing activities
Repayment of short term bank credits	(2,903)
Net cash (used in) financing activities	(2,903)

Increase in cash and cash equivalents	135,786
Cash and cash equivalents at beginning of the year	406,963
Cash and cash equivalents at end of the year	542,749

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	-
Income tax	-

The accompanying notes are an integral part of these condensed financial statements.

Auracall Limited
Notes to Financial Statements
As of June 30, 2007
GBP

NOTE 1-	General
Auracall Limited (“the Company") a British company, was incorporated and commenced operational activity October 2001. The Company is engaged in the provision of low cost call services.

NOTE 2-	Summary of Significant Accounting Policies
The significant accounting policies followed in the preparation of the financial statements are as follows:

	a.	Basis of presentation:

The interim consolidated financial statements included herein have been prepared by the Company, without audit. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP") have been condensed or omitted. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been made. The results for these interim periods are not necessarily indicative of the results for the entire year. The accompanying financial statements should be read in conjunction with the December 31, 2006 financial statements and the notes thereto.

	b.	Financial Statements in GBP

The currency of the primary economic environment in which the operations of the Company are conducted is the Great Britain Pound (“GBP”). Therefore, the Company uses the GBP as its functional and reporting currency.

	c.	Use of estimates in preparation of financial statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts as assets and liabilities and the disclosure of contingent assets and liabilities at the balance sheet date, as well as the revenues and expenses reported during the period. Actual results could differ from these estimates.